Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FT Vest Gold Strategy Quarterly Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated September 3, 2024

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On August 30, 2024, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of September 3, 2024. The new Target Outcome Period will end on November 29, 2024. The cap for the Fund for the Target Outcome Period beginning on September 3, 2024 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)	8.77%	8.54%

Please Keep this Supplement with your Fund Prospectus for Future Reference